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                                                                     Exhibit 1.1

                        [FORM OF UNDERWRITING AGREEMENT]

                                __________ SHARES

                           SAIFUN SEMICONDUCTORS LTD.

                ORDINARY SHARES, NOMINAL VALUE NIS 0.01 PER SHARE

                             UNDERWRITING AGREEMENT

                                                                 March ___, 2006

LEHMAN BROTHERS INC.
CITIGROUP GLOBAL MARKETS INC.
DEUTSCHE BANK SECURITIES INC.
CIBC WORLD MARKETS CORP.
WILLIAM BLAIR & COMPANY, L.L.C.
RAYMOND JAMES & ASSOCIATES, INC.
WR HAMBRECHT + CO., LLC
As Representatives of the several
Underwriters named in Schedule 1,
   c/o Lehman Brothers Inc.
   745 Seventh Avenue
   New York, New York 10019

Ladies and Gentlemen:

          Saifun Semiconductors Ltd., a company organized under the laws of the State of Israel (the "COMPANY"), and certain shareholders of the Company named in Schedule 2 attached hereto (the "SELLING SHAREHOLDERS"), propose to sell an aggregate of ______ shares (the "FIRM SHARES") of the Company's ordinary shares, nominal value NIS 0.01 per share (the "ORDINARY SHARES"). Of the ________ Firm Shares, _______ are being sold by the Company and _______ by the Selling Shareholders.

          In addition, the Selling Shareholders propose to grant to the Underwriters (the "UNDERWRITERS") named in Schedule 1 attached to this agreement (the "AGREEMENT") an option to purchase up to an additional _______ Ordinary Shares on the terms set forth in Section 3 (the "OPTION SHARES"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "SHARES." This is to confirm the agreement concerning the purchase of the Shares from the Company and the Selling Shareholders by the Underwriters.

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     SECTION 1. Representations, Warranties and Agreements of the Company. The
Company represents, warrants and agrees that:

          (a) A registration statement on Form F-1 with respect to the Shares has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations (the "RULES AND REGULATIONS") of the Securities and Exchange Commission (the "COMMISSION") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and each of the amendments thereto have been delivered by the Company to you as the representatives (the "REPRESENTATIVES") of the Underwriters. As used in this Agreement, "APPLICABLE TIME" means [______][a.m.][p.m.] (New York City time) on the date of this Agreement; "EFFECTIVE DATE" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "ISSUER FREE WRITING PROSPECTUS" means each "free writing prospectus" (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares; "PRELIMINARY PROSPECTUS" means any preliminary prospectus relating to the Shares included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; "PRICING DISCLOSURE PACKAGE" means, as of the Applicable Time, the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations; "PROSPECTUS" means the final prospectus relating to the Shares, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and "REGISTRATION STATEMENT" means such registration statement, as amended at the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement. Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form F-1 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the "MOST RECENT PRELIMINARY PROSPECTUS" shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and before the date of such amendment or supplement and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company on Form 20-F filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment that is incorporated by reference in the Registration Statement. Any reference to the term "Registration Statement" shall be deemed to include the abbreviated registration


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statement to register additional Ordinary Shares under Rule 462(b) under the
Rules and Regulations (the "RULE 462 REGISTRATION STATEMENT"). The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted or to the Company's knowledge threatened by the Commission.

          (b) The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Shares, is not on the date hereof and will not be on the applicable Delivery Date an "ineligible issuer" (as defined in Rule 405). The Company has met all the conditions for incorporation by reference pursuant to the General Instructions to Form F-1.

          (c) The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

          (d) The Registration Statement did not, as of the Effective Date and as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

          (e) The Prospectus will not, as of its date and on the applicable Delivery Date (as defined in Section 5), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).


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          (f) The documents incorporated by reference in any Preliminary
Prospectus or the Prospectus did not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (g) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading[, except that the price of the Shares and disclosures directly relating thereto will be included on the cover page of the Prospectus; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).]

          (h) Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), as set forth on Schedule 4 hereto, when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading[, except that the price of the Shares and disclosures directly relating thereto will be included on the cover page of the Prospectus], and no information set forth in any such Issuer Free Writing Prospectus contradicts or conflicts with the information contained in the Registration Statement or the Prospectus.

          (i) The Company has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.

          (j) The Company has been duly incorporated and is validly existing under the laws of the State of Israel, is duly qualified to do business in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or in good standing, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, shareholders' equity, properties, business or prospects of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT"). No proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of the Company.


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          (k) Each subsidiary (as defined in Section 20) of the Company has been duly organized, is validly existing and is in good standing, where applicable, as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing, where applicable, as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be in good standing or so qualified, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Each subsidiary of the Company has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement. None of the subsidiaries of the Company is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

          (l) The Company has an authorized capitalization as set forth in each of the most recent Preliminary Prospectus and the Prospectus, and all of the issued shares of the Company have been duly authorized and validly issued and, as except as set forth in each of the most recent Preliminary Prospectus and the Prospectus are fully paid and non-assessable, conform to the description thereof contained in each of the most recent Preliminary Prospectus and the Prospectus and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company's options, warrants and other rights to purchase or exchange any securities for Ordinary Shares have been duly authorized and validly issued, conform to the description thereof contained in each of the most recent Preliminary Prospectus and the Prospectus and were issued in compliance with the laws of the State of Israel. All of the issued shares of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (m) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, upon payment and delivery therefor in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will conform to the description therof contained in the most recent Preliminary Prospectus and the Prospectus, will be issued in compliance with federal and state securities laws, including the laws of the State of Israel, and will be free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights. To the Company's knowledge, the Shares to be sold by the Selling Shareholders will be sold in compliance with federal and state securities laws, including the laws of the State of Israel.


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          (n) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

          (o) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of Shares as described under "Use of Proceeds" in each of the most recent Preliminary Prospectus and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the memorandum of association, articles of association, charter or bylaws (or similar organizational documents) of the Company or any of its subsidiaries; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; except, in the case of clauses (i) and (iii), for such conflicts, breaches, violations or defaults as would not reasonably be expected to have a Material Adverse Effect.

          (p) Except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, by the National Association of Securities Dealers, Inc. (the "NASD") and under applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body or any third party is required for the execution, delivery and performance of this Agreement by the Company or any of the other documents to be entered into by the Company in connection with the sale of the Shares by the Company and the Selling Shareholders and the consummation by the Company of the transactions contemplated hereby and thereby and the application of the proceeds from the sale of Shares as described under "Use of Proceeds" in the most recent Preliminary Prospectus and the Prospectus. Subject to the Underwriters' compliance with their obligations in Section 4 hereof, the Company is not required to publish a prospectus in Israel under the laws of the State of Israel.

          (q) The Company and each of its subsidiaries have such permits, licenses, consents, approvals, authorizations, orders, registrations, qualifications, filings, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("PERMITS") as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the most recent Preliminary Prospectus and the Prospectus, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect; each such Permit is valid and in full force and effect, and neither the Company nor any subsidiary has


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received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Permit; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect.

          (r) Except as identified in the most recent Preliminary Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing or otherwise satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.

          (s) The licensing agreements to which the Company is a party (each a "LICENSING AGREEMENT" and, collectively, the "LICENSING AGREEMENTS"), as described in the Prospectus under "Business--Licenses," are, and on each Delivery Date such Licensing Agreements will be, in full force and effect except where the failure to be in full force and effect would not reasonably be expected to have a Material Adverse Effect. The Company has not breached and is not currently in breach of any provision of any Licensing Agreement, except for breaches that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, the Company is not currently involved in any disputes regarding the Licensing Agreements.

          (t) The Company has not sold or issued any securities that would be integrated with the offering of the Shares contemplated by this Agreement pursuant to the Securities Act or the Rules and Regulations or the interpretations thereof by the Commission, nor has the Company issued or offered any Ordinary Shares or securities convertible or exercisable into its Ordinary Shares to any persons during the 12 months preceding the date of the Delivery Date (as defined in Section 5 hereof), other than (i) as described in the Prospectus or (ii) the issuance of options pursuant to the Company's stock option plans or the issuance of Ordinary Shares pursuant to the exercise of such options.

          (u) Except as described in the most recent Preliminary Prospectus, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, except as described in the most recent Preliminary Prospectus, there has not been any change in the share capital of the Company (other than the grant of options pursuant to the Company's stock option plans or upon exercise of outstanding options, convertible securities, rights or warrants described in the most recent Preliminary Prospectus) or any material change in the long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, shareholders'


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equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, in each case except as could not reasonably be expected to have a Material Adverse Effect.

          (v) Since the date as of which information is given in the most recent Preliminary Prospectus through the date hereof, and except as may otherwise be disclosed in the most recent Preliminary Prospectus, the Company has not (i) issued or granted any securities other than the exercise of outstanding options pursuant to the Company's stock options plans, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) purchased any of its outstanding share capital, nor declared or paid any dividend on its share capital.

          (w) The historical financial statements of Company (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the most recent Preliminary Prospectus comply as to form in all material respects with the requirements of Regulations S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the Company, at the dates and for the periods indicated, and, have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. Solely with respect to the line item "Equity in losses of equity method investees" in the consolidated statements of operations of the Company the foregoing representation is based on the audit reports of KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft and Somekh Chaikin, a member of KPMG International filed as part of the Registration Statement and included in the Prospectus.

          (x) Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, who have certified certain financial statements of the Company and its consolidated subsidiaries, whose report appears in the most recent Preliminary Prospectus and who have delivered the initial letter referred to in Section 9(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (y) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the most recent Preliminary Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company and its subsidiaries.


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          (z) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and its subsidiaries are in full force and effect, except where the failure to be in full force and effect would not reasonably be expected to have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

          (aa) Except as described in the most recent Preliminary Prospectus and the Registration Statement, the Company and each of its subsidiaries own or, to the Company's knowledge, possess a valid and enforceable right to use all: (i) patents and patent applications, (ii) registered and unregistered trademarks, service marks, trade names, trademark applications and service mark applications, (iii) registered and unregistered copyrights and copyright applications, and (iv) other intellectual property (including trade secrets, know-how and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (the "Intellectual Property") necessary for the conduct of their respective businesses as currently being conducted and as described in the Registration Statement and most recent Preliminary Prospectus and to the Company's knowledge, the conduct of their respective businesses does not conflict with any Intellectual Property rights of any third party, nor have they received any notice of any claim of conflict with, any such Intellectual Property rights of any third party, which claim, if the subject of an unfavorable decision, ruling or judgment, would reasonably be expected to result in a material adverse effect. Except as described in the most recent Preliminary Prospectus and the Registration Statement (i) the Company is not aware of any infringement by third parties of any of its Intellectual Property; (ii) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property; and (iii) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

          (bb) Except as described in the most recent Preliminary Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that would reasonably be expected to have a Material Adverse Effect or would reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others.

          (cc) There are no contracts or other documents of a character required to be described in the Registration Statement or the most recent Preliminary Prospectus


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or, in the case of documents, to be filed as exhibits to the Registration
Statement, that are not described and filed as required.

          (dd) Except as described in the most recent Preliminary Prospectus, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company, on the other hand, which is required to be described in the most recent Preliminary Prospectus or the Prospectus which is not so described. Since July 30, 2002, the Company has not, directly or indirectly, including through any subsidiary, extended or maintained credit, or arranged for the extension of credit, or renewed or amended any extension of credit, in the form of a personal loan to or for any of its directors or executive officers other than such loans as have been repaid in full to the Company.

          (ee) No labor disturbance by the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company and its subsidiaries are in compliance, in all material respects, with the labor and employment laws and collective bargaining agreements applicable to its employees in Israel.

          (ff) The Company and each of its subsidiaries have filed all Israeli and United States federal, state and local income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon, except where a failure to file such tax returns or to pay such taxes would not reasonably be expected to have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor does the Company have any knowledge of any tax deficiencies that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (gg) The Company and each of its subsidiaries (i) make and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to their respective assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for their respective assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (hh) Neither the Company nor any of its subsidiaries (i) is in violation of its memorandum of association, articles of association, charter or by-laws (or similar organizational documents), as applicable, (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, license or other agreement or


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instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (ii) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company that is controlled by the Company or any of its subsidiaries has (i) used any corporate funds of the Company for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds of the Company; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 in connection with Company activities; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment in connection with Company activities.

          (jj) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING LAWS") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

          (kk) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

          (ll) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with Section 402 of the Sarbanes-Oxley Act of 2002.

          (mm) The Company is not, and as of the applicable Delivery Date and, after giving effect to the offer and sale of the Shares and the application of the proceeds therefrom as described under "Use of Proceeds" in the most recent Preliminary Prospectus and the Prospectus will not be, an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), and the rules and regulations of the Commission thereunder.

          (nn) (i) The Company and each of its subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company and its subsidiaries in the reports they will file or submit under the Exchange Act is accumulated and communicated to management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

          (oo) Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, and the audit committee of the board of directors of the Company, (i) the Company has not been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

          (pp) The Company has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Shares, will not distribute without the consent of Lehman Brothers Inc. ("LEHMAN") any written offering material, other than the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus which the Representatives have consented to in accordance with Sections 1(i) or 6(a)(f) [and any Issuer Free Writing Prospectus set forth on Schedule __ hereto] to the Company's knowledge, would be deemed to be offering material in connection with the offering and sale of the Shares, it being understood that any press release regarding the distribution of the Shares issued subsequent to the completion of the distribution of the Shares and any earnings release issued regarding the results of operations and financial condition of the Company for the quarter ended [March 30, 2006], shall not be deemed to be offering material in connection with the offering and sale of the Shares.

          (qq) The Company has not taken, nor will it take, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of the Shares or any security of the Company to facilitate the sale or resale of any of the Shares.

          (rr) The Company has complied with the requirements of The NASDAQ National Market with respect to the listing of the Shares.

          (ss) There are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offering and sale of the Shares contemplated by this Agreement.

          (tt) The Company was not, for the taxable year ended December 31, 2005, and upon the consummation of the transactions described hereby and the application of the proceeds as described in the Registration Statement under the caption "Use of Proceeds" is not expected to become for the taxable year ending December 31, 2006 or any taxable year thereafter, a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the Code.

          (uu) Except as disclosed in the Registration Statement and the Prospectus, the Company and each of its subsidiaries is in compliance in all material respects with all conditions and requirements stipulated by the instruments of approval granted to it by the Investment Center of the Ministry of Industry and Trade with respect to the "Approved Enterprise" status of any of the Company's facilities and any other tax benefits received by the Company as set forth under the caption "Law for the Encouragement of Capital Investments, 1959" in the Prospectus and by Israeli laws and regulations relating to such "Approved Enterprise" status and the aforementioned other tax benefits received by the Company; and the Company has not received any notice of any proceeding or investigation relating to revocation or modification of any "Approved Enterprise" status granted with respect to any of the Company's facilities. All information supplied by the Company with respect to the applications relating to such "Approved Enterprise" status was true, correct and complete in all material respects when supplied to the appropriate authorities.

          (vv) The Company believes based on its current ownership that it is not a Controlled Foreign Corporation ("CFC") within the meaning of Section 957 of the Code. No shareholder of the Company other than Dr. Boaz Eitan, Chief Executive Officer and Chairman of the Company, and his wife, Tally Eitan, is, as of the date of this Agreement, considered a United States shareholder within the meaning of Section 957 of the Code.

          (ww) Except for stamp duty, and assuming that none of the Underwriters is otherwise subject to taxation in Israel, the issuance, delivery and sale to the Underwriters of the Shares to be sold by the Company and the Selling Shareholders are not subject to any tax imposed by the State of Israel or any political subdivision thereof. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the sale by the Company and the Selling Shareholders of their Shares.

          Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

     SECTION 2. Representations, Warranties and Agreements of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents, warrants and agrees that:

          (a) Neither the Selling Shareholder nor any person acting on behalf of the Selling Shareholder (other than, if applicable, the Company and the Underwriters) has used or referred to any "free writing prospectus" (as defined in Rule 405) in connection with the offering of the Shares; provided that the foregoing shall not apply to any Selling Shareholder acting on behalf of the Company with respect to an Issuer Free Writing Prospectus.

          (b) The Selling Shareholder has, and immediately prior to any Delivery Date on which the Selling Shareholder is selling Shares, the Selling Shareholder will have, good and valid title to, or a valid "security entitlement" within the meaning of Section 8-501 of the New York Uniform Commercial Code (the "UCC") in respect of, the Shares to be sold by the Selling Shareholder hereunder on such Delivery Date, free and clear of all liens, encumbrances, equities or claims, except for any liens, encumbrances, equities or claims arising under the Custody Agreement (as defined below); provided, however, that with respect to Shares that are to be delivered on such Delivery Date pursuant to the exercise of options (the "FUTURE SHARES"), the Selling Shareholder makes such representation only as of the Delivery Date.

          (c) The Shares to be sold by the Selling Shareholder hereunder, which are represented by the certificates held in custody for the Selling Shareholder (except with respect to any Future Shares), are, or with respect to any Future Shares will be, subject to the interest of the Underwriters and the other Selling Shareholders thereunder, the arrangements made by the Selling Shareholder for such custody are to that extent irrevocable, and the obligations of the Selling Shareholder hereunder shall not be terminated by any act of the Selling Shareholder, by operation of law, by the death or incapacity of any individual Selling Shareholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

          (d) Upon payment for the Shares to be sold by such Selling Shareholder, delivery of such Shares, as directed by the Underwriters, to Cede & Co. ("CEDE") or such other nominee as may be designated by The Depository Trust Company ("DTC"), registration of such Shares in the name of Cede or such other nominee and the crediting of such Stock on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (i) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC,

(ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (iii) no action based on any "adverse claim," within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, such Selling Shareholder may assume that when such payment, delivery and crediting occur, (A) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (B) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC and (C) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

          (e) Except with respect to Future Shares, the Selling Shareholder has placed in custody under a custody agreement (the "CUSTODY AGREEMENT" and, together with all other similar agreements executed by the other Selling Shareholders, the "CUSTODY AGREEMENTS") with American Stock Transfer & Trust Company, as custodian (the "CUSTODIAN"), for delivery under this Agreement, certificates in negotiable form representing the Shares to be sold by the Selling Shareholder hereunder. The Selling Shareholder has duly executed an irrevocable notice of exercise with respect to any Future Shares it is selling hereunder and the Future Shares, when issued upon exercise, will be subject to the provisions of the Custody Agreement.

          (f) The Selling Shareholder has duly and irrevocably executed and delivered a power of attorney (the "POWER OF ATTORNEY" and, together with all other similar agreements executed by the other Selling Shareholders, the "POWERS OF ATTORNEY") appointing Messrs. Yossi Sela and Matty Karp as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Shareholder.

          (g) The Selling Shareholder has full right, power and authority, corporate or otherwise, to enter into this Agreement, the Custody Agreement and the Power of Attorney.

          (h) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Shareholder.

          (i) The Power of Attorney and the Custody Agreement have been duly and validly authorized, executed and delivered by or on behalf of the Selling Shareholder and constitute valid and legally binding obligations of the Selling Shareholder enforceable against the Selling Shareholder in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

          (j) The execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents), as applicable, if such Selling Shareholder is not a natural person, of the Selling Shareholder, (iii) result in any violation of the provisions of the deed of trust (or similar organizational documents), as applicable, if such Selling Shareholder is not a natural person, of the Selling Shareholder or (iv) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder.

          (k) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder is required for the execution, delivery and performance of this Agreement, the Custody Agreement or the Power of Attorney by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws, including the law of the State of Israel, in connection with the purchase and sale of the Shares by the Underwriters.

          (l) To the knowledge of the Selling Shareholder, the Registration Statement did not, as of the Applicable Time and the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f); provided, further, that solely with respect to each Selling Shareholder listed under the sub-heading "NON-PRINCIPAL SELLING SHAREHOLDERS" on Schedule 2 hereto (collectively, the "NON-PRINCIPAL SELLING SHAREHOLDERS"), this Section 2(l) shall only apply to the extent that any statements in or omission from the Registration Statement are based on written information furnished to the Company by the Selling Shareholder specifically for use therein or contained in a representation or warranty given by the Selling Shareholder in this Agreement, the Power of Attorney or the Custody Agreement.

          (m) To the knowledge of the Selling Shareholder, the Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f); provided, further, that solely with respect to the Non-Principal Selling Shareholders, this Section 2(m) shall only apply to the extent that any statements in or omission from the Prospectus are based on written information furnished to the Company by the Selling Shareholder specifically for use therein or contained in a representation or warranty given by the Selling Shareholder in this Agreement, the Power of Attorney or the Custody Agreement.

          (n) To the knowledge of the Selling Shareholder, the Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading[, except that the price of the Shares and disclosures directly relating thereto will be included on the cover page of the Prospectus]; provided, that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f); provided, further, that solely with respect to the Non-Principal Selling Shareholders, this Section 2(n) shall only apply to the extent that any statements in or omission from the Pricing Disclosure Package are based on written information furnished to the Company by the Selling Shareholder specifically for use therein or contained in a representation or warranty given by the Selling Shareholder in this Agreement, the Power of Attorney or the Custody Agreement.

          (o) To the knowledge of the Selling Shareholder, each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading[, except that the price of the Shares and disclosures directly relating thereto will be included on the cover page of the Prospectus]; provided, that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f); provided, further, that, solely with respect to the Non-Principal Selling Shareholders, this Section 2(o) shall only apply to the extent that any statements in or omission from each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule
433) are based on written information furnished to the Company by the Selling

Shareholder specifically for use therein or contained in a representation or warranty given by the Selling Shareholder in this Agreement, the Power of Attorney or the Custody Agreement.

          (p) The Selling Shareholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (q) The Selling Shareholder listed under the sub-heading "PRINCIPAL SELLING SHAREHOLDER" on Schedule 2 hereto (the "PRINCIPAL SELLING SHAREHOLDER"), has not been prompted to sell Ordinary Shares by any information concerning the Company that is not set forth in the Registration Statement and the Prospectus or any documents incorporated by reference therein.

          Any certificate signed by any Selling Shareholders or by any officer of any Selling Shareholder, as applicable, and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by such Selling Shareholders, as to matters covered thereby, to each Underwriter.

     SECTION 3. Purchase of the Shares by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell _______ Firm Shares and each Selling Shareholder agrees to sell the number of Firm Shares set forth opposite its name in Schedule 2 hereto, severally and not jointly, to the several Underwriters and each of the Underwriters, severally and not jointly, shall purchase that number of Firm Shares set forth opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

          In addition, each Selling Shareholder grants to the Underwriters an option to purchase up to the number of Option Shares set forth opposite such Selling Shareholder's name in Schedule 2 hereto, severally and not jointly. Such options are exercisable in the event that the Underwriters sell more Firm Shares than the number of Firm Shares in the offering and as set forth in Section 5 hereof. Except as provided in Section 11 hereof, each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Option Shares to be sold on such Delivery Date as the number of Firm Shares set forth in
Schedule 1 hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

          The price of both the Firm Shares and any Option Shares purchased by the Underwriters shall be $__________ per share.

          The Company and the Selling Shareholders shall not be obligated to deliver any of the Firm Shares or, in the case of the Selling Shareholders, Option Shares, each to be delivered on the applicable Delivery Date, except upon payment for all such Shares to be purchased on such Delivery Date as provided herein.

     SECTION 4. Offering of Shares by the Underwriters. Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions to be set forth in the Prospectus. Each of the Underwriters hereby covenants and agrees that it will not offer the Shares in Israel, except that such Underwriter may offer for sale and sell Shares to entities which qualify under Section 15A(b)(1) of the Israeli Securities Law, 1968 and appear in the Addendum thereto.

     SECTION 5. Delivery of and Payment for the Shares. Delivery of and payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "INITIAL DELIVERY DATE." Delivery of the Firm Shares shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Firm Shares being sold by the Company and the Selling Shareholders to or upon the order of the Company and the Selling Shareholders by wire transfer in immediately available funds to the accounts specified by the Company and the Selling Shareholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Delivery of the Firm Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

          The options granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given by the Representatives to the Selling Shareholders; provided that if such date falls on a day that is not a business day, the option granted in Section 3 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Representatives, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the options shall have been exercised nor later than the fifth business day after the date on which the options shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as an "OPTION SHARES DELIVERY DATE" and the Initial Delivery Date and any Option Shares Delivery Date are sometimes each referred to as a "DELIVERY DATE."

          Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Selling Shareholders) at 10:00 A.M., New York City time, on each such Option Shares Delivery Date. Delivery of Option Shares shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Option Shares being sold by the Selling Shareholders to or upon the order of the Selling Shareholders by wire transfer in immediately available funds to the accounts specified by and the Selling Shareholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Delivery of the Options Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

     SECTION 6. Further Agreements of the Company and the Underwriters.

(i) The Company agrees:

          (a) To prepare the Prospectus in a form approved by the Representatives (which approval shall not be unreasonably withheld) and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Preliminary Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

          (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus (or the Prospectus); and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

          (d) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

          (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to rule 424 of the Rules and Regulations, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which shall not be unreasonably withheld;

          (f) Not to make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.

          (g) To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

          (h) As soon as practicable after the Effective Date to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

          (i) For a period of two years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders generally and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or market upon which the Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder (it being understood that filing on EDGAR shall be deemed to constitute delivery hereunder);

          (j) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject; and

          (k) For a period of 90 days from the date of the Prospectus (the "LOCK-UP PERIOD"), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares, or sell or grant options, rights or warrants with respect to any Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Ordinary Shares or securities convertible, exercisable or exchangeable into Ordinary Shares or any other securities of the Company (other than any registration statement on Form S-8) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Lehman, on behalf of the Underwriters, and to cause each officer, director and Selling Shareholder of the Company set forth on Schedule 3 hereto to furnish to the Representatives, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the "LOCK-UP AGREEMENTS") (provided that the foregoing shall not apply to (w) the Shares to be sold hereunder, (x) the grant of options to purchase Ordinary Shares pursuant to the employee benefit plans described in the Prospectus, qualified stock option plans or other employee compensation plans described in the Prospectus,
(y) the issuance of Ordinary Shares pursuant to the Company's employee benefit plans, employee stock purchase plan, qualified stock option plans or other employee compensation plans described in the Prospectus, or (z) the issuance of Ordinary shares or securities convertible into Ordinary Shares, pursuant to the exercise of warrants or convertible securities described in the Prospectus).

          Notwithstanding the foregoing paragraph, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the Company shall notify each officer, director and Selling Shareholder of the Company set forth on Schedule 3 hereto in writing that the restrictions imposed in the preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman, on behalf of the Underwriters, waives such extension in writing. For the purposes of this Section 6(k), the issuance of a notice in accordance with Rule 101(e) of Regulation FD shall be deemed to satisfy the Company's obligation to give notice in writing hereunder.

          (l) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flow of the Company and its consolidated subsidiaries) certified by independent public accountants and prepared in conformity with accounting principles generally accepted in the United States, and to make available to its shareholders, as soon as practicable after the end of each of the first three quarters of each fiscal year prepared in conformity with accounting principles generally accepted in the United States (beginning with the fiscal quarter ending after the Effective Date of the Registration Statements), consolidated summary financial information of the Company and its consolidated subsidiaries for such quarter in reasonable detail;

     (ii) Each Underwriter severally agrees that such Underwriter shall not include any "issuer information" (as defined in Rule 433) in any "free writing prospectus" (as defined in Rule 405) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, "Permitted Issuer Information"); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus and (ii) "issuer information," as used in this Section 6(ii), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

     SECTION 7. Further Agreements of the Selling Shareholders. Each Selling Shareholder agrees:

          (a) During the Lock-Up Period, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares (other than the Shares), or sell options, rights or warrants with respect to any Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Ordinary Shares or securities convertible, exercisable or exchangeable into Ordinary Shares or any other securities of the Company (other than any registration statement on Form S-8) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Lehman, on behalf of the Underwriters. Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces, in the manner set forth in Section 6(k), that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in the preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman, on behalf of the Underwriters, waives such extension in writing.

          (b) Prior to engaging in any transaction or taking any other action that is subject to the terms of Section 7(a) during the period from the date of this Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action if, at any time, it has received written notice from the Company, including in the manner set forth in
Section 6(k), setting forth that the Lock-Up Period has been extended (pursuant to Section 7(a)) until the expiration of the Lock-Up Period as so extended.

          (c) That the Shares to be sold by the Selling Shareholders hereunder, which are represented by the certificates held in custody for the Selling Shareholders (except with respect to any Future Shares), are, or with respect to any Future Shares will be, subject to the interest of the Underwriters and the other Selling Shareholders thereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminated by any act of the Selling Shareholders, by operation of law, by the death or incapacity of any individual Selling Shareholders or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

          (d) Neither the Selling Shareholder nor any person acting on behalf of the Selling Shareholder (other than, if applicable, the Company and the Underwriters) shall use or refer to any "free writing prospectus" (as defined in Rule 405) in connection with the offering of the Shares; provided that the foregoing shall not apply to any Selling Shareholder acting on behalf of the Company with respect to an Issuer Free Writing Prospectus.

          (e) To deliver to the Representatives prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person).

     SECTION 8. Expenses The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all the costs, expenses, fees and taxes, in excess of $_______ in the aggregate, incident to and in connection with (a) the authorization, issuance, sale and delivery of the Shares and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Shares; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among the Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (e) the delivery and distribution of the Custody Agreements and the Powers of Attorney and the fees and expenses of the Custodian and any Attorney-in-Fact; (f) any required review by the NASD of the terms of sale of the Shares (including related fees and expenses of counsel to the Underwriters);
(g) the listing of the Shares on The NASDAQ National Market; (h) the investor presentations on any "road show" undertaken in connection with the marketing of the Shares, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the Company and the cost of any aircraft chartered in connection with the road show provided, however, that the Underwriters agree to pay 50% of the cost of any aircraft chartered in connection with the road show; and (i) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement; provided that, the Underwriters agree to pay the foregoing expenses up to an amount not to exceed ________ after such expenses have been paid or have accrued by the Company and an invoice therefor has been sent by the Company to Lehman; provided, further, that except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters; provided, further, that the Selling Shareholders shall pay the fees and expenses of their counsel (other than the fees and expenses of one U.S. and one Israeli counsel for all of the Selling Shareholders which shall be paid by the Company) and all underwriting discounts, selling commissions and transfer taxes payable in connection with their respective sales of the Shares to the Underwriters.

     SECTION 9. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Shareholders contained herein, to the performance by the Company and the Selling Shareholders of their obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with or otherwise resolved to the Commission's satisfaction.

          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreements, the Powers of Attorney, the Shares, the Registration Statement, the Issuer Free Writing Prospectus and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Shareholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (c) Eitan, Mehulal, Pappo, Kugler, Advocates, Patent Attorneys, outside Israeli counsel for the Company and the Selling Shareholders (with respect to the Selling Shareholders, solely in connection with the opinions to be provided hereunder), shall have furnished to the Representatives its written opinions, as outside Israeli counsel to the Company and the Selling Shareholders, addressed to the Underwriters and dated each such Delivery Date, substantially in the forms attached hereto as Exhibit B-1 and Exhibit B-2.

          (d) White & Case LLP, outside U.S. counsel for the Company, shall have furnished to the Representatives its written opinion, as outside U.S. counsel to the

Company, addressed to the Underwriters and dated each such Delivery Date, substantially in the form attached hereto as Exhibit B-3.

          (e) Kramer Levin Naftalis & Frankel LLP, outside U.S. counsel for the Selling Shareholders, shall have furnished to the Representatives its written opinion, as outside U.S. counsel to the Selling Shareholders, addressed to the Underwriters and dated each such Delivery Date, substantially in the form attached hereto as Exhibit B-4.

          (f) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Company and Selling Shareholders shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (g) The Representatives shall have received from Meitar Liquornik Geva & Leshem Brandwein, Israeli counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Company and Selling Shareholders shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (h) At the time of execution of this Agreement, the Representatives shall have received from each of (i) Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, (ii) KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft and (iii) Somekh Chaikin, a member of KPMG International, a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (x) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (y) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "COMFORT LETTERS" to underwriters in connection with registered public offerings.

          (i) With respect to the letter of each of (x) Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, (y) KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft, and
(z) Somekh Chaikin, a member of KPMG International, referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "INITIAL LETTERS"), the Company shall have furnished to the Representatives a letter (the

"BRING-DOWN LETTER") of each such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (j) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer stating that:

               (i) The representations, warranties and agreements of the Company in Section 1 are true and correct on and as of such Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and

               (iii) They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein (except in the case of the Prospectus and the Pricing Disclosure Package, in light of the circumstances under which they were made) or necessary to make the statements therein not misleading [except, in the case of the Pricing Disclosure Package, that the price of the Shares and disclosures directly relating thereto are included on the cover page of the Prospectus,], and (B) since the Effective Date no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

          (k) Each Selling Shareholders (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Shareholders) shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, the Selling Shareholders (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Shareholders) stating that the representations, warranties and agreements of the Selling Shareholders contained herein are true and correct on and as of such Delivery Date and that the Selling Shareholders has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date.

          (l) Except as described in the most recent Preliminary Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the share capital of the Company or any of its subsidiaries (other than the grant of options pursuant to the Company's stock option plans or upon exercise of outstanding options, convertible securities, rights or warrants described in the Prospectus) or any material change in the long-term debt of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, shareholders' equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other calamity or crisis, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (n) The Lock-Up Agreements between the Representatives and the officers, directors and shareholders of the Company set forth on Schedule 3, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

     SECTION 10. Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any "free writing prospectus" (as defined in Rule 405) used or referred to by any Underwriter, or (D) any "road show", (as defined in Rule 433) or its equivalent with respect to presentations in the State of Israel, not constituting an Issuer Free Writing Prospectus (a "NON-PROSPECTUS ROAD SHOW"),
(ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus Shares or in any amendment or supplement thereto or in any Permitted Issuer Information or any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any

Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, or any Non-Prospectus Road Show, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f). The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

          (b) The Selling Shareholders, including the Principal Selling Shareholder, severally and not jointly, shall indemnify and hold harmless each Underwriter, its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show, or any "free writing prospectus" (as defined in Rule 405), prepared by or on behalf of the Selling Shareholder or used or referred to by the Selling Shareholder in connection with the offering of the Shares in violation of Section 7(d) (a "SELLING SHAREHOLDER FREE WRITING PROSPECTUS"), provided, however, that in the case of the Principal Selling Shareholder, the Principal Selling Shareholder knew that such statements were untrue or inaccurate, (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show, or any Selling Shareholder Free Writing Prospectus, any material fact, provided, however, that in the case of the Principal Selling Shareholder, the Principal Selling Shareholder knew that such statements were required to be stated therein or knew that such statements were necessary to make the statements therein not misleading, and shall reimburse each Underwriter, its directors, officers and employees and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, its directors, officers and employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred or (iii) any breach of any representation or warranty of such Selling Shareholder in this Agreement or any certificate or other agreement delivered pursuant hereto or contemplated hereby; provided, however, that the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein; provided, further, that each Non-Principal Selling Shareholder shall only be subject to such liability to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based on information provided in writing by such Non-Principal Selling Shareholder or contained in a representation or warranty given by such Non-Principal Selling Shareholder in this Agreement, the Power of Attorney or the Custody Agreement. The liability of each Selling Shareholder, including the Principal Selling Shareholder, under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total net proceeds from the offering of the Shares purchased under the Agreement received by such Selling Shareholder, as set forth in the table on the cover page of the Prospectus. The foregoing indemnity agreement is in addition to any liability that the Selling Shareholder may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

          (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each Selling Shareholder, their respective directors, officers and employees, and each person, if any, who controls the Company or such Selling Shareholder within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, such Selling Shareholder or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f), and shall reimburse the Company, such Selling Shareholder and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, such Selling Shareholder or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company, such Selling Shareholder or any such director, officer, employee or controlling person.

          (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or commencement; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been judicially determined that it has been materially prejudiced by such failure; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the Company, the Selling Shareholder and the Underwriters shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified party, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment to the extent provided in this Section 10.

          (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Selling Shareholders, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Shares underwritten by it exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

          (f) The Underwriters severally confirm and the Company and each Selling Shareholder acknowledges and agrees that the statements regarding delivery of the Shares by the Underwriters set forth in the last paragraph on the cover page of the Prospectus and the legend concerning over-allotments on the inside front cover page of the Prospectus and the following information under the caption "Underwriting" in the most recent Preliminary Prospectus and the Prospectus, (i) concession and reallowance figures, (ii) the information in the table in the first paragraph, (iii) the information under the subheading "Stabilization, Short Positions and Penalty Bids," (iv) the information under the subheading "Discretionary Sales" and (v) the information under the subheading "Electronic Distribution," are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.

     SECTION 11. Defaulting Underwriters.

          If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Shares set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Shares set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Delivery Date if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of the Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Shares Delivery Date, the obligation of the Underwriters to purchase, and of the Selling Shareholders to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Company and the Selling Shareholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "UNDERWRITER" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 11, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Shareholders for damages caused by its default. If other Underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that, in the opinion of counsel for the Company or counsel for the Underwriters, may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

     SECTION 12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Shareholders prior to delivery of and payment for the Shares if, prior to that time, any of the events described in Sections 9(n) and 9(p), shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

     SECTION 13. Reimbursement of Underwriters' Expenses. (a) If any Selling Shareholder shall fail to tender the Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Selling Shareholder to perform any agreement on their part to be performed, or because any other condition to the Underwriters' obligations hereunder required to be fulfilled by the Company or the Selling Shareholder is not fulfilled for any reason or (b) the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor any Selling Shareholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses. No action taken pursuant to this Section 13 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

     SECTION 14. No Fiduciary Duty. The Company and the Selling Shareholders acknowledge and agree that in connection with this offering, sale of the Shares or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Company, the Selling Shareholders and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to either the Company or the Selling Shareholders, including, without limitation, with respect to the determination of the public offering price of the Shares, and such relationship between the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations;
(iii) any duties and obligations that the Underwriters may have to the Company or the Selling

Shareholders shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Company and the Selling Shareholders. The Company and the Selling Shareholders hereby waive any claims that the Company or the Selling Shareholders may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering of Shares.

     SECTION 15. Research Analyst Independence. The Company and the Selling Shareholders acknowledge that the Underwriters' research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters' research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Selling Shareholders acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

     SECTION 16. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-497-4815), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, NY 10022; (Fax: 212-520-0421).

          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Igal Shany (Fax: +972 (9) 892-8425);

          (c) if to any Selling Shareholders, shall be delivered or sent by mail or facsimile transmission to such Selling Shareholders at the address set forth on Schedule 2 hereto

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman on behalf of the Representatives.

     SECTION 17. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company and each Selling Shareholder not located in the United States hereby designates and appoints

Saifun Semiconductors USA, Inc. as the authorized agent of the Company upon whom process may be served in any suit, proceeding or other action against the Company or the Selling Shareholders instituted by any Underwriter or by any person controlling an Underwriter as to which such Underwriter or any such controlling person is a party and based upon this Agreement, or in any other action against the Company or the Selling Shareholders in any federal or state court sitting in the County of New York, arising out of the offering made by the Prospectus or any purchase or sale of Shares in connection therewith. The Company and the Selling Shareholders expressly accept jurisdiction of any such court in respect of any such suit, proceeding or other action and, without limiting other methods of obtaining jurisdiction, expressly submits to nonexclusive personal jurisdiction of any such court in respect of any such suit, proceeding or other action. Such designation and appointment shall be irrevocable, unless and until a successor authorized agent in the County and State of New York reasonably acceptable to the Underwriters shall have been appointed by the Company or the Selling Shareholders, such successor shall have accepted such appointment and written notice thereof shall have been given to the Underwriters. The Company and the Selling Shareholders further agree that service of process upon its authorized agent or successor shall be deemed in every respect personal service of process upon the Company and the Selling Shareholders in any such suit, proceeding or other action. In the event that service of any process or notice of motion or other application to any such court in connection with any such motion in connection with any such action or proceeding cannot be made in the manner described above, such service may be made in the manner set forth in conformance with the Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents on Civil and Commercial Matters or any successor convention or treaty. The Company and the Selling Shareholders hereby irrevocably waive any objection that it may have or hereafter have to the laying of venue of any such action or proceeding arising out of or based on the Shares, or this Agreement or otherwise relating to the offering, issuance and sale of the Shares in any Federal or state court sitting in the County of New York and hereby further irrevocably waives any claim that any such action or proceeding in any such court has been brought in an inconvenient forum. The Company and the Selling Shareholders agree that any final judgment after exhaustion of all appeals or the expiration of time to appeal in any such action or proceeding arising out of the sale of the Shares or this Agreement rendered by any such Federal court or state court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing contained in this Agreement shall affect or limit the right of the Underwriters to serve any process or notice of motion or other application in any other manner permitted by law or limit or affect the right of the Underwriters to bring any action or proceeding against the Company, the Selling Shareholders or any of their property in the courts of any other jurisdiction. The Company and the Selling Shareholders further agree to take any and all action, including the execution and filing of all such instruments and documents, as may be necessary to continue such designations and appointments or such substitute designations and appointments in full force and effect. The Company and the Selling Shareholders hereby agree with the Underwriters to the nonexclusive jurisdiction of the courts of the State of New York, or the Federal courts sitting in the County of New York in connection with any action or proceeding arising from the sale of the Shares or this Agreement brought by the Company or the Underwriters.

     SECTION 18. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Shareholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Shareholders contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 16 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 18, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     SECTION 19. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Shareholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     SECTION 20. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "SUBSIDIARY" has the meaning set forth in Rule 405 of the Rules and Regulations.

     SECTION 21. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 22. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     SECTION 23. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

SAIFUN SEMICONDUCTORS LTD.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


THE SELLING STOCKHOLDERS NAMED IN
SCHEDULE 2 TO THIS AGREEMENT


By:
    ---------------------------------
    Attorney-in-Fact
Name:
      -------------------------------
Title:
       ------------------------------

Accepted:

LEHMAN BROTHERS INC.
CITIGROUP GLOBAL MARKETS INC.
DEUTSCHE BANK SECURITIES INC.
CIBC WORLD MARKETS CORP.
WILLIAM BLAIR & COMPANY, L.L.C.
RAYMOND JAMES & ASSOCIATES, INC.
WR HAMBRECHT + CO., LLC

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By LEHMAN BROTHERS INC.


By:
    ---------------------------------
    Authorized Representative

                                   SCHEDULE 1

Underwriters                                               Number of Firm Shares
------------                                               ---------------------
Lehman Brothers Inc. ..................................              -
Citigroup Global Markets Inc. .........................              -
Deutsche Bank Securities Inc...........................              -
CIBC World Markets Corp................................              -
William Blair & Company, L.L.C.........................              -
Raymond James & Associates, Inc........................              -
WR Hambrecht + Co., LLC................................              -
Total..................................................              -

                                   SCHEDULE 2

                          PRINCIPAL SELLING SHAREHOLDER

                                                     Number of Firm   Number of Option
Name and Address of Principal Selling Shareholders       Shares             Shares
--------------------------------------------------   --------------   ----------------
Dr. Boaz Eitan
                                                     --------------   ----------------
Total
                                                     ==============   ================

                       NON-PRINCIPAL SELLING SHAREHOLDERS

                                                         Number of Firm   Number of Option
Name and Address of Non-Principal Selling Shareholders       Shares             Shares
------------------------------------------------------   --------------   ----------------

                                                         --------------   ----------------
Total
                                                         ==============   ================

                                   SCHEDULE 3

                      PERSONS DELIVERING LOCK-UP AGREEMENTS
                                 [TO BE UPDATED]

Directors and Officers

Dr. Boaz Eitan
Kenneth Levy
Matty Karp
Dr. Shlomo Kalish
Yossi Sela
George Hervey
Dr. Ida Keidar-Malits
Kobi Rozengarten
Igal Shany
Ramy Langer
Eduardo Maayan
Dr. Meir Janai

Shareholders

[TO COME]

                                                                       EXHIBIT A

                                LOCK-UP AGREEMENT

                                                                 _________, 2006

LEHMAN BROTHERS INC.
CITIGROUP GLOBAL MARKETS INC.
DEUTSCHE BANK SECURITIES INC.
CIBC WORLD MARKETS CORP.
WILLIAM BLAIR & COMPANY, L.L.C.
RAYMOND JAMES & ASSOCIATES, INC.
WR HAMBRECHT + CO., LLC
   c/o Lehman Brothers Inc.
   745 7th Avenue
   New York, NY 10019

Dear Sirs and Mesdames:

     The undersigned understands that Lehman Brothers Inc. ("LEHMAN") proposes to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Saifun Semiconductors Ltd., a company organized under the laws of the State of Israel (the "COMPANY"), and the Selling Shareholders named in Schedule 2 to the Underwriting Agreement, providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Lehman (the "UNDERWRITERS"), of Ordinary Shares, nominal value NIS 0.01 per share, of the Company (the "ORDINARY SHARES"). In the event of any change in the identity of the Underwriters, this agreement shall inure to the benefit of such Underwriters that are party to the Underwriting Agreement whether or not such Underwriters are listed above.

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Lehman on behalf of the Underwriters, it will not, during the period (the "LOCK-UP PERIOD") commencing on the date hereof and ending 90 days (together with any extension thereto pursuant to the terms hereof) after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement,
(b) transactions relating to Ordinary Shares or other securities acquired in open market transactions after the completion of the Public Offering, (c) the exercise of stock options granted pursuant to the Company's stock option/incentive plans or otherwise outstanding on the date hereof, provided that it shall apply to any Ordinary Shares issued upon such exercise, (d) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (a "PLAN") provided that (i) no sales of Ordinary Shares or securities convertible into, or exchangeable or exercisable for, Ordinary Shares, shall be made pursuant to a Plan prior to the expiration of the Lock-up Period, and (ii) there shall be no public announcement or notification (including pursuant to the filing of Form 144 under the Securities Act of 1933) of a Plan nor of the intention to sell Ordinary Shares, or securities convertible into or exchangeable or exercisable for the Ordinary Shares pursuant to a Plan prior to the expiration of the Lock-up Period, (e) transfers of Ordinary Shares or any security convertible into Ordinary Shares as a bona fide gift or gifts (which shall include, in the case of an individual, a gift occurring at death by will or intestacy, and transfers during lifetime to a trust or other entity for bona fide estate planning or tax purposes), (f) distributions of Ordinary Shares or any security convertible into Ordinary Shares to limited partners or shareholders of the undersigned or (g) transfers to an entity controlling, controlled by or under common control with, the undersigned; provided that in the case of any transfer or distribution pursuant to clause (e) and (f), each donee, distributee or other transferee shall sign and deliver a letter substantially in the form of this letter. In addition, the undersigned agrees that, without the prior written consent of Lehman on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's share of Ordinary Shares except in compliance with the foregoing restrictions.

     Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, then the Company shall notify the undersigned in writing that the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman, on behalf of the Underwriters, waives such extension in writing. For the purposes of this agreement, the issuance of notice in accordance with Rule 101(e) of Regulation FD shall be deemed to satisfy the Company's obligation to give notice in writing hereunder.

     Prior to engaging in any transaction or taking any other action that is subject to the terms set forth above, during the period from the date of this Agreement to and including the 34th day following the expiration of the Lock-Up Period, the undersigned will give notice thereof to the Company and will not consummate such transaction or take any such action if, at any time, it has received written notice from the Company, including in the manner set forth in the paragraph above, setting forth that the Lock-Up Period has been extended (as set forth above) until the expiration of the Lock-Up Period as so extended..

     The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

     The agreement set forth herein shall be terminated if (1) prior to the execution of the Underwriting Agreement, the Company notifies you that it does not intend to proceed with the Public Offering, (2) for any reason the Underwriting Agreement shall be terminated prior to the closing of the Public Offering in accordance with its terms, or (3) the closing of the Public Offering does not occur by April 30, 2006.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Name)

                                        ----------------------------------------
                                        (Address)